SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004 (August 30, 2004)

OCA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Causeway Boulevard, Suite 800 Metairie, Louisiana	70002

(Address of Principal Executive Offices)	(Zip Code)

(504) 834-4392

(Registrant’s Telephone Number, Including Area Code)

ORTHODONTIC CENTERS OF AMERICA, INC.

(Former Name or Former Address, if Changed from Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Effective August 30, 2004, Orthodontic Centers of America, Inc. (the “Company”) changed its corporate name to “OCA, Inc.” The name change was effected by the merger of the Company’s wholly-owned subsidiary, OCA, Inc., with and into the Company. The Company has retained its Certificate of Incorporation (except as amended to reflect its new name), bylaws and capitalization.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished herewith:

Exhibit Number	Description
3.1	Certificate of Ownership and Merger

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCA, INC.
By:	/s/ David E. Verret
David E. Verret
Senior Vice President of Finance and Chief Financial Officer

Date: August 30, 2004

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership and Merger